UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 17, 2005
                        (Date of Earliest Event Reported)


                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Florida                        000-49810              65-1129207
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Centurion Gold Holdings, Inc. (the "Company") entered into an agreement with Escopeta Oil Co., LLC ("Escopeta") whereby the Company agreed to purchase certain oil and gas interests of Escopeta. Centurion paid Escopeta $125,000 for the right to enter into the transaction. The agreement further provides that Centurion will pay an additional $23,875,000 ($17,875,000 in cash and $6,000,000 worth of common stock of the Company) to purchase the assets. The agreement provides for further payments of $28,000,000 to be made by the Company to Escopeta. The Company and Escopeta had no prior affiliation.

                           FORWARD -LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number          Description

(a) None
(b) None
(c) Exhibit 99.1 Agreement dated October 17, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          CENTURION GOLD HOLDINGS, INC.


                                          \s\ Andrew Dale Paul
                                          --------------------
                                          Andrew Dale Paul
                                          Chairman and Chief Executive Officer

October 25, 2005